UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 14, 2012, Zayo Group, LLC (the “Company”) issued a press release setting forth its financial results for the quarter and year ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (“SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01. Regulation FD Disclosure.

The Company prepared a slide presentation in connection with its September 14, 2012 earnings conference call and webcast. A copy of the slide presentation is attached hereto as Exhibit 99.2.

The Company anticipates distributing materials which include certain pro forma financial data giving effect to Company’s recent acquisitions and financing activities. The Company is including this pro-forma information as Exhibit 99.4 of this filing on Form 8-K in order to make publicly available the financial information that may be distributed to investors.

The Company is including the unaudited financial statements of AboveNet, Inc. (“AboveNet”), a company acquired by Zayo Group, LLC on July 2, 2012, as of and for the three and six months ended June 30, 2012 as Exhibit 99.3 of this filing on Form 8-K in order to make publicly available the financial information that may be distributed to investors and potential investors.

This filing is not intended to fulfill the Company’s requirements to file with the SEC the financial statements of businesses acquired or to be acquired under Article 3-05 of Regulation S-X. The Company intends to file the pre-acquisition audited financial statements required by Article 3-05 of Regulation S-X and any required pro-forma financial information required by Article 11 of Regulation S-X at a later date.

The information contained in this Item 7.01 and Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act , and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated September 14, 2012.

99.2	Slide Presentation dated September 14, 2012.

99.3	Unaudited Condensed Financial Statements of AboveNet, Inc. as of and for the three and six months ended June 30, 2012.

99.4	Unaudited Pro Forma Consolidated Financial Information.

The information contained in Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Actor the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes Chief Financial Officer

DATED: September 14, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 14, 2012.

99.2	Slide Presentation dated September 14, 2012.

99.3	Unaudited Condensed Financial Statements of AboveNet, Inc. as of and for the three and six months ended June 30, 2012.

99.4	Unaudited Pro Forma Consolidated Financial Information.